The Bruton's Tyrosine Kinase (BTK) Inhibitor PCI-32765 Induces Durable Responses in Relapsed or Refractory (R/R) Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma (CLL/SLL): Follow-up of a Phase Ib/II Study

SUSAN O'BRIEN, MD[1], JAN A. BURGER, MD, PHD[1], KRISTIE A. BLUM, MD[2], RICHARD R. FURMAN, MD[3], STEVEN E. COUTRE, MD[4], JEFF SHARMAN, MD[5], IAN W. FLINN, MD, PHD[6], BARBARA GRANT, MD[7], NYLA A. HEEREMA, PHD[2], AMY J. JOHNSON, PHD[2], TASHEDA NAVARRO[8], ERIC HOLMGREN, PHD[8], ERIC HEDRICK, MD[8] AND JOHN C. BYRD, MD[2]

[1]Department of Leukemia, The University of Texas MD Anderson Cancer Center, Houston, TX [2]Division of Hematology and The Department of Pathology, The Ohio State University, Columbus, OH [3]Department of Medicine, Division of Hematology-Oncology, Weill Cornell Medical College, New York, NY [4]Divisions of Hematology and Oncology and Stanford Cancer Center, Stanford University School of Medicine, Stanford, CA [5]US Oncology, Springfield, OR [6]Sarah Cannon Research Institute, Nashville, TN [7]Department of Medicine, Vermont Cancer Center, University of Vermont, Burlington, VT [8]Pharmacyclics, Inc, Sunnyvale, CA

Bruton's Tyrosine Kinase (BTK)

A critical kinase for lymphoma cell survival and proliferation


B cell receptor
IgH
IgL
CD79A
CD79B
CD19
PIP2
PIP3
Cell membrane
PI3K
BTK
LYN
SYK
BLNK
PLCγ
DAG
IP3
Ca++
PKCβ
IKK
ERK
NF-κB
Nucleus

- B-cell antigen receptor (BCR) signaling is required for tumor expansion and proliferation
- Bruton's tyrosine kinase (BTK) is an essential element of the BCR signaling pathway
- Inhibitors of BTK block BCR signaling and induce apoptosis
- Targeted inhibition of BTK is a novel approach for the treatment of B-cell malignancies

PCI-32765: First-in Class Inhibitor of BTK



O
NH2
N
N
N
N
N
O

PCI-32765

- Forms a specific and irreversible bond with cysteine-481 in BTK
- Highly potent BTK inhibition at IC_{50} = 0.5 nM
- Orally administered with once daily dosing resulting in 24-hr target inhibition
- In CLL cells promotes apoptosis, inhibits ERK1/AKT phosphorylation, NF-κB DNA binding, CpG mediated proliferation
- Inhibits CLL cell migration and adhesion
- No cytotoxic effect on T-cells or NK-cells

Honigberg LA et al: Proc Natl Acad Sci U S A.107:13075, 2010
Herman SEM et al: Blood 117: 6287-6296, 2011
Ponader, et al., ASH Meeting Abstracts 116:45, 2010

Study Design: PCYC-1102-CA

- Multi-cohort study PCI-32765 as a single agent for symptomatic and/or progressive CLL/SLL
- Two fixed continuous doses 420 mg/day or 840 mg/day until disease progression
- Objectives:
  - Response rate, response duration, and PFS
  - Evaluate safety
  - Examine pharmacokinetics, pharmacodynamics, and influence of genomic features on clinical activity


PCYC-1102-CA
Total enrollment
117 patients
Dates enrolled
5/20/10 – 7/27/11
Relapsed/Refractory
420 mg/d (n=27)
Median follow-up 12.6 months
Treatment Naïve ≥ 65 yrs
420 mg/d (n=26)
Median follow-up 10.1 months
Relapsed/Refractory
840 mg/d (n=34)
Median follow-up 9.3 months
High-risk Relapsed/Refractory
420 mg/d (n=25)
Median follow-up 2.8 months
Treatment Naïve ≥ 65 yrs
840 mg/d (n=5)
Median follow-up 2.8 months

PCYC-1102-CA

Total enrollment 117 patients

Dates enrolled 5/20/10 – 7/27/11

Relapsed/Refractory
420 mg/d (n=27)
Median follow-up 12.6 months

Relapsed/Refractory
840 mg/d (n=34)
Median follow-up 9.3 months

October 25, 2011 data-cut for presentation

Patient Eligibility

- Diagnosis of CLL or SLL and requirement for treatment per NCI or IWCLL guidelines
- ≥2 prior therapies including a purine analog
- Adequate end-organ function
  - ANC ≥ 0.75×10^9/L * Platelets ≥ 50×10^9/L *
  - ALT ≤ 2.5 x ULN Creatinine ≤ 1.5 x ULN
- No active/uncontrolled infection
- No malignancy limiting survival to < 2 years
- No malabsorption syndrome, or disease significantly affecting GI function

**Restriction was removed in Protocol Amendment dated August 18, 2010*

Patient Characteristics

	420 mg/d (N=27)	840 mg/d (N=34)	Total (N=61)
Age, years Median:	64	64	64
Range:	40 – 81	44 – 80	40 – 81
≥70 years, # (%)	9 (33)	10 (29)	19 (31)
Diagnosis, # (%) CLL:	26 (96)	33 (97)	59 (97)
SLL :	1 (4)	1 (3)	2 (3)
ECOG Performance Status, # (%) 0	11 (41)	13 (38)	24 (39)
1/2	16 (59)	21 (62)	37 (61)
Prior Rx, # Median:	3	5	4
Range:	2 – 10	1 – 12	1 – 12
Prior therapy, # (%)			
Nucleoside analog	27 (100)	34 (100)	61 (100)
Rituximab	25 (93)	33 (97)	58 (95)
Alkylator	24 (89)	28 (82)	52 (85)
Alemtuzumab	5 (19)	3 (9)	8 (13)
Bendamustine	8 (30)	13 (38)	21 (34)
Ofatumumab	8 (30)	10 (29)	18 (30)

Patient Characteristics (cont.)

	420 mg/d (N=27)	840 mg/d (N=34)	Total (N=61)
Bulky Disease, # (%) ≥ 5 cm	13 (48)	20 (59)	33 (54)
≥ 10 cm	1 (4)	9 (26)	10 (16)
Cytopenia at baseline, # (%)			
ANC < 1500/μL	7 (26)	17 (50)	24 (39)
HGB < 11g/dL	4 (15)	18 (53)	22 (36)
Platelets < 100,000/μL	8 (30)	24 (71)	32 (52)
HGB < 11g/dL or PLT < 100,000 μL	9 (33)	27 (79)	36 (59)
Purine Analog Refractory, # (%) (< 12 month treatment free interval following purine analog regimen)	10 (37)	18 (53)	28 (46)
Prognostic Markers, # (%)			
IgVH unmutated:	19/25 (76)	23/28 (82)	42/53 (79)
Del(17p):	9/24 (38)	11/32 (34)	20/56 (36)
Del(11q):	8/24 (33)	14/32 (44)	22/56 (39)
β2 Microglobulin > 3mg/L	9/25 (36)	20/32 (63)	29/57 (51)

Patient Disposition

		420 mg/d (N=27)	840 mg/d (N=34)
Number of Patients		27	34
Follow-up	Median (months)	12.6	9.3
	Range	0.9 – 15.0	0.3 – 11.1
Patients Still on Study, # (%)		20 (74)	26 (76)
Patients Discontinued, # (%)		7 (26)	8 (24)
Primary Reasons for Discontinuation, # (%)			
Disease Progression		2 (7)	1 (3)
Death[1]		1 (4)	2 (6)
Adverse Event		1 (4)	1 (3)
Other[2]		3 (11)	4 (12)

[1] Cause of death: 1 pneumonia, 1 ARDS/cryptococcal pneumonia, 1 histiocytic sarcoma

[2] Other: 5 transplant, 1 NSCLC diagnosed day 5, 1 off study drug > 2 weeks

Common AEs (All Grades)—Events occurring in > 15% of Patients (regardless of attribution) (n=61)


Diarrhea
Cough
Fatigue
URI
Muscle spasms
Nausea
Edema Peripheral
Pyrexia
Arthralgia
Contusion
0%
10%
20%
30%
40%
50%
Grade 1
Grade 2
Grade 3
Grade 4

Grade 3/4 Infectious and Hematologic Toxicity (regardless of attribution)

Grade 3/4 Hematology toxicity [1]	420 mg/d (n=27)		840 mg/d (n=34)	
	Grade 3	Grade 4	Grade 3	Grade 4
Neutropenia	4%	4%	12%	9%
Anemia	7%	0%	9%	3%
Thrombocytopenia	0%	7%	9%	0%

Grade 3/4 Infectious toxicity	420 mg/d (n=27)		840 mg/d (n=34)	
	Grade 3	Grade 4	Grade 3	Grade 4
Patients with any Grade 3/4	19%	7%	26%	3%

[1] Reported as AEs

Maximum Change in Tumor Burden



50
25
0
-25
-50
-75
-100
% Change from Baseline SPD
*
420 mg/d
840 mg/d

*Patient developed progressive disease, but did not have tumor measurements available
Limited to patients with measurable disease at baseline (n=55)

Pattern of Response: Blood Lymphocytes vs Lymph Nodes


ALC
Mean Percent Change from Baseline
450
350
250
150
50
-50
0
1
2
3
4
5
6
7
8
9
10
11
Month
SPD
25
0
-25
-50
-75
-100
0
1
2
3
4
5
6
7
8
9
10
11
Month

SPD = sum of products of lymph node dimension

Response Criteria

- NHL IWG criteria[1] were applied to SLL cases
- The 2008 IWCLL criteria[2] were applied to CLL cases with the following modifications:
  - Treatment-related lymphocytosis, in the absence of other parameters meeting the criteria for PD, was not considered PD.
  - "Nodal" response describes patients who achieved a PR by other parameters until a 50% reduction in ALC from baseline was achieved or ALC (<5K).
  - Patients with a normal ALC at baseline with treatment-related lymphocytosis required normalization for a PR.
  - Best response refers to any time during therapy or follow-up.
- All investigators applied these rules in adjudication.

[1] Cheson, et al, J Clin Oncol, 2007
[2] Hallek, et al, Blood, 2008

Best Response

	420 mg/d (N=27)	840 mg/d (N=34)	Total (N=61)
	# (%)	# (%)	# (%)
CR	1 (4)	0 (0)	1 (2)
PR	17 (63)	23 (68)	40 (66)
ORR*	67%	68%	67%
Nodal	6 (22)	8 (24)	14 (23)
SD	1 (4)	1 (3)	2 (3)
PD	1 (4)	0 (0)	1 (2)
NE	1 (4)	2 (6)	3 (5)

*Per IWCLL 2008 criteria

Cumulative Best Response
420 mg/d cohort (n=27)



80%
60%
40%
20%
0%
Response Rate %
19%
59%
34%
56%
48%
41%
56%
33%
67%
22%
Cycle 2
Cycle 5
Cycle 8
Cycle 11
Best Response
CR
PR
Nodal Response

Best Response by Risk Features

	n/N	ORR %
All Patients	**41/61**	**67**
≥ 70 years age	13/19	68
Bulky disease ≥ 5 cm	24/33	73
Bulky disease ≥ 10 cm	7/10	70
Hgb < 11 g/dL or PLT < 100K/µL at screening	22/36	61
IgVH unmutated	31/42	74
Del 17p	13/20	65
Del 11q	16/22	73
β2 Microglobulin > 3mg/L	19/29	66
Purine Analog Refractory (< 12 mos from any purine analog to next therapy)	17/28	61

Sustained Improvement* in Blood Counts in Patients with Pre-treatment Cytopenias



Platelets
2/8
25%
16/23
70%
Total 18/31 58%
Hgb
3/4
75%
11/17
65%
Total 14/21 67%
ANC
5/7
71%
9/17
53%
Total 14/24 58%
0%
20%
40%
60%
80%
420 mg/d (n=27)
840 mg/d (n=34)

*Sustained improvement is defined as improvement in cytopenia by >50%, or Hgb >11 g/dL, ANC > 1500 cells/µL, plts >100,000 with the duration of improvement lasting for ≥ 60 days without blood transfusion or G-CSF

Progression-free Survival



+ Censored
PFS Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
420 mg/d (n=27)
840 mg/d (n=34)
0
2
4
6
8
10
12
14
16
Months on Study

Progression-free Survival
by 17p Del Status



+ Censored
PFS Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
17p Del No (n=36)
17p Del Yes (n=20)
0
2
4
6
8
10
12
14
16
Months on Study

Conclusions

- PCI-32765 a first-in-class, selective, covalent irreversible inhibitor of BTK administered as a single-agent to patients with relapsed or refractory CLL:
  - Resulted in a high ORR (67%) with 12-month PFS of 86%
  - Clinical activity is independent of poor-risk clinical or genetic features
  - Continuous daily dosing is well tolerated allowing for extended treatment
- Two dose levels demonstrate similar clinical activity and safety

Acknowledgement

Thank you to all the patients who participated in the study, their families, all the clinical institutes and research staff, and Pharmacyclics.